                                                                     EXHIBIT 4.2


                                                                  EXECUTION COPY


                         FIRST SUPPLEMENTAL INDENTURE


          This FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture")
                                                   ----------------------
dated as of August 11, 1998, among HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation ("Harborside"), the subsidiaries of Harborside listed on the
              ----------
signature pages hereto, as guarantors (collectively, the "Initial Guarantors"),
                                                          ------------------
and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee under the indenture referred to below (the "Trustee").
                        -------

                                R E C I T A L S

          WHEREAS, HH Acquisition Corp., a Delaware corporation ("MergerCo"),
                                                                  --------
has heretofore executed and delivered to the Trustee an Indenture dated as of July 31, 1998 (the "Indenture"), providing for the initial issuance of
                    ---------
$170,000,000 million in aggregate principal amount at maturity of its 11% Senior Subordinated Discount Notes due 2008 (the "Securities");
                                                  ----------

          WHEREAS, MergerCo has merged with and into Harborside and, in connection therewith, Harborside has assumed by operation of law all of MergerCo's debts, liabilities, duties and obligations, including MergerCo's obligations in respect of the Securities and under the Indenture;

          WHEREAS, each of the Initial Guarantors is required pursuant to the Indenture to become a party thereto and as Guarantors under the Indenture to guarantee the obligations of MergerCo in respect of the Securities and under the Indenture;

          WHEREAS, Harborside desires by this Supplemental Indenture, pursuant to and as contemplated by Sections 5.01 and 9.01 of the Indenture, to expressly, irrevocably and unconditionally assume the covenants, agreements, obligations and undertakings of MergerCo in the Indenture and under the Securities; and

          WHEREAS, all conditions and requirements necessary to make each of this Supplemental Indenture and the Securities valid, binding and legal instruments in accordance with their respective terms upon Harborside, and each of this Supplemental Indenture and each of the Security Guarantees valid, binding and legal instruments in accordance with their terms upon each of the Initial Guarantors, have been performed and fulfilled by the applicable parties hereto and the execution and delivery thereof have been in all respects duly authorized by the applicable parties hereto.

          WHEREAS, MergerCo and Harborside authorize the Trustee to cancel the 11% Senior Subordinated Discount Notes due 2008 of MergerCo and to authenticate the 11% Senior Subordinated Discount Notes due 2008 of Harborside, as guaranteed by the Initial Guarantors.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each party agrees, for the benefit of the others and for the equal and ratable benefit of the holders of the Notes as follows:

                                  ARTICLE ONE
                                  DEFINITIONS
                                  -----------

          SECTION 1.01.  Definitions.  For all purposes of this Supplemental
                         -----------
Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and
(ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

                                  ARTICLE TWO
             ASSUMPTION OF OBLIGATIONS AND AGREEMENT TO GUARANTEE
             ----------------------------------------------------

          SECTION 2.01.  Assumption of Obligations of MergerCo.  (a)  Harborside
                         -------------------------------------
hereby expressly, irrevocably and unconditionally assumes each and every covenant, agreement, obligation and undertaking of MergerCo in the Indenture as if Harborside had been named the Company in the Indenture and the original issuer of the Securities, and also hereby expressly, irrevocably and unconditionally assumes each and every covenant, agreement, obligation and undertaking of MergerCo in each Security outstanding on the date of this Supplemental Indenture.

          (b) Promptly following the execution and delivery of this Supplemental Indenture, the Trustee shall, upon the written order of Harborside in the form of an Officers' Certificate of Harborside, authenticate and deliver Initial Securities substantially in the form of Exhibit A hereto in exchange for the outstanding Initial Securities.

          SECTION 2.02.  Security Guarantee of the Initial Guarantors.  Each of
                         --------------------------------------------
the Initial Guarantors hereby expressly, irrevocably and unconditionally agrees,
(i) that its shall be a "Guarantor" under the Indenture and shall, jointly and severally with all other Guarantors, guarantee Harborside's obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Articles XI and XII of the Indenture and (ii) to be bound by all other applicable provisions of the Indenture and the Securities.

          SECTION 2.03.  Replacement of Exhibits to Indenture.  Exhibits A, B, C
                         ------------------------------------
and D to the Indenture are hereby deleted and replaced in their entirety by Exhibits A, B, C and D, respectively, hereto.

                                 ARTICLE THREE
                           MISCELLANEOUS PROVISIONS
                           ------------------------

          SECTION 3.01.  Effect of  Supplemental Indenture.  Upon the execution
                         ---------------------------------
and delivery of this Supplemental Indenture by Harborside, each of the Initial Guarantors and the Trustee, the Indenture shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Security heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

          SECTION 3.02.  Indenture Remains in Full Force and Effect.  Except as
                         ------------------------------------------
expressly amended and supplemented hereby, the Indenture is in all respects ratified and confirmed and all terms, conditions and provisions of the Indenture shall remain in full force and effect.

          SECTION 3.03.  Indenture and Supplemental Indenture Construed
                         ----------------------------------------------
Together. This Supplemental Indenture is an indenture supplemental to and in
--------
implementation of the Indenture, and the Indenture and this Supplemental Indenture shall henceforth be read and construed together.

          SECTION 3.04.  Conflict with Trust Indenture Act.  If any provision of
                         ---------------------------------
this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that is required under such Act to be part of and govern any provision of this Supplemental Indenture, the provision of such Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of such Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

          SECTION 3.05.  Separability Clause.  In case any provision in this
                         -------------------
Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 3.06.  Effect of Headings.  The Article and Section headings
                         ------------------
herein are for convenience only and shall not affect the construction hereof.

          SECTION 3.07.  Benefits of Supplemental Indenture, Etc.  Nothing in
                         ---------------------------------------
this Supplemental Indenture, the Indenture or the Securities express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Securities.

          SECTION 3.08.  Successors and Assigns.  All covenants and agreements
                         ----------------------
in this Supplemental Indenture by Harborside and by each Initial Guarantor shall bind their respective successors and assigns, whether so expressed or not.

          SECTION 3.09.  Certain Duties and Responsibilities of Trustee.  In
                         ----------------------------------------------
entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

          SECTION 3.10.  Governing Law.  This Supplemental Indenture shall be
                         -------------
governed by and construed in accordance with the laws of the State of New York.

          SECTION 3.11.  Counterparts.  This Supplemental Indenture may be
                         ------------
executed in counterparts, each of which, when so executed, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

                              HARBORSIDE HEALTHCARE CORPORATION


                              By:  /s/ Stephen L. Guillard
                                   ____________________________________________
                                   Name:  Stephen L. Guillard
                                   Title: President and Chief Executive Officer


                              UNITED STATES TRUST COMPANY OF NEW
                              YORK, as Trustee


                              By:  /s/ James E. Logan
                                   ___________________________________________
                                   Name:  James E. Logan
                                   Title: Vice President


                              HARBORSIDE HEALTHCARE LIMITED
                              PARTNERSHIP

                              By:  KHI CORPORATION, its general partner

                              By:  /s/ Stephen L. Guillard
                                   ____________________________________________
                                   Name:  Stephen L. Guillard
                                   Title: President and Chief Executive Officer


                              BELMONT NURSING CENTER CORP.

                              By:  /s/ Stephen L. Guillard
                                   ____________________________________________
                                   Name:  Stephen L. Guillard
                                   Title: President and Chief Executive Officer


                              ORCHARD RIDGE NURSING CENTER
                              CORP.

                              By:  /s/ Stephen L. Guillard
                                   ____________________________________________
                                   Name:  Stephen L. Guillard
                                   Title: President and Chief Executive Officer

                              OAKHURST MANOR NURSING CENTER
                              CORP.


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              RIVERSIDE RETIREMENT LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE TOLEDO LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE TOLEDO CORP.,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE CONNECTICUT LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner

                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer

                              HARBORSIDE OF FLORIDA LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE OF OHIO LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE HEALTHCARE BALTIMORE
                              LIMITED PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE OF CLEVELAND LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer

                              HARBORSIDE OF DAYTON LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE MASSACHUSETTS LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE RHODE ISLAND LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner

                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE NORTH TOLEDO LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner

                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer

                              HARBORSIDE HEALTHCARE ADVISORS
                              LIMITED PARTNERSHIP


                              By:  KHI CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE TOLEDO LIMITED
                              PARTNERSHIP


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              KHI CORPORATION


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer


                              HARBORSIDE ACQUISITION LIMITED
                              PARTNERSHIP IV


                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner


                              By:  /s/  Stephen L. Guillard
                                 _____________________________________________
                                 Name:  Stephen L. Guillard
                                 Title: President and Chief Executive Officer

                              HARBORSIDE ACQUISITION LIMITED
                              PARTNERSHIP V

                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner

                              By: /s/ Stephen L. Guillard
                                 ___________________________
                                     Name:  Stephen L. Guillard
                                     Title: President and Chief Excutive Officer


                              HARBORSIDE ACQUISITION LIMITED
                              PARTNERSHIP VI

                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner

                              By: /s/ Stephen L. Guillard
                                 ___________________________
                                     Name:  Stephen L. Guillard
                                     Title: President and Chief Excutive Officer


                              HARBORSIDE ACQUISITION LIMITED
                              PARTNERSHIP VII

                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner

                              By: /s/ Stephen L. Guillard
                                 ___________________________
                                     Name:  Stephen L. Guillard
                                     Title: President and Chief Excutive Officer


                              HARBORSIDE ACQUISITION LIMITED
                              PARTNERSHIP VIII

                              By:  HARBORSIDE HEALTH I CORPORATION,
                                   its general partner

                              By: /s/ Stephen L. Guillard
                                 ___________________________
                                     Name:  Stephen L. Guillard
                                     Title: President and Chief Excutive Officer

                     HARBORSIDE ACQUISITION LIMITED
                     PARTNERSHIP IX

                     By:  HARBORSIDE HEALTH I CORPORATION,
                          its general partner

                     By: /s/ Stephen L. Guillard
                        ___________________________
                            Name:  Stephen L. Guillard
                            Title: President and Chief Executive Officer


                     HARBORSIDE ACQUISITION LIMITED
                     PARTNERSHIP X

                     By:  HARBORSIDE HEALTH I CORPORATION,
                          its general partner

                     By: /s/ Stephen L. Guillard
                        ___________________________
                            Name:  Stephen L. Guillard
                            Title: President and Chief Executive Officer


                     SAILORS, INC.

                     By: /s/ Stephen L. Guillard
                        ___________________________
                            Name:  Stephen L. Guillard
                            Title: President and Chief Executive Officer


                     NEW JERSEY HARBORSIDE CORP.

                     By: /s/ Stephen L. Guillard
                        ___________________________
                            Name:  Stephen L. Guillard
                            Title: President and Chief Executive Officer

                     BRIDGEWATER ASSISTED LIVING LIMITED
                     PARTNERSHIP

                     By:  NEW JERSEY HARBORSIDE
                          CORPORATION, its general partner

                     By:  /s/ Stephen L. Guillard
                        ___________________________
                            Name:  Stephen L. Guillard
                            Title: President and Chief Executive Officer


                     MARYLAND HARBORSIDE CORP.

                     By:  /s/ Stephen L. Guillard
                        ___________________________
                            Name:  Stephen L. Guillard
                            Title: President and Chief Executive Officer


                     HARBORSIDE HOMECARE LIMITED
                     PARTNERSHIP

                     By:  KHI CORPORATION, its general partner

                     By:  /s/ Stephen L. Guillard
                        ___________________________
                            Name:  Stephen L. Guillard
                            Title: President and Chief Executive Officer


                     HARBORSIDE REHABILITATION LIMITED
                     PARTNERSHIP

                     By:  HARBORSIDE HEALTH I CORPORATION,
                          its general partner

                     By:  /s/ Stephen L. Guillard
                        ___________________________
                            Name:  Stephen L. Guillard
                            Title: President and Chief Executive Officer

                    HARBORSIDE HEALTHCARE
                    NETWORK LIMITED PARTNERSHIP

                    By:  HARBORSIDE HEALTH I CORPORATION,
                         its general partner

                    By:  /s/ Stephen L. Guillard
                        ___________________________
                           Name:  Stephen L. Guillard
                           Title: President and Chief Executive Officer


                    HARBORSIDE HEALTH I CORPORATION

                    By:  /s/ Stephen L. Guillard
                        ___________________________
                           Name:  Stephen L. Guillard
                           Title: President and Chief Executive Officer

                                                                       EXHIBIT A
                                                                       ---------




     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE ACCRETED VALUE OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY

     REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

     [For Global Securities only:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
     SECTION 2.08 OF THE INDENTURE.]

                          [FORM OF FACE OF SECURITY]

                       HARBORSIDE HEALTHCARE CORPORATION

                11% SENIOR SUBORDINATED DISCOUNT NOTE DUE 2008

No. ___                                  CUSIP No. _________

                                               $____________

     The following information is supplied for purposes of Sections 1273 and 1275 of the Internal Revenue Code:


Issue Date:  [__________],____]
                                        Original issue discount under Section
Yield to maturity for period from       1273 of the Internal Revenue Code
Issue Date to [__________,_____]:       (for each $1,000 principal amount):
[____]%, compounded semi-annually on    $[_______]
[__________ and _______], commencing
[_________, ____] (computed without     Issue Price (for each $1,000
giving effect to the additional         principal amount): $[_____]
payments of interest in the event
the issuer fails to commence the
exchange offer or cause the
registration statement to be
declared effective, each as
described on the reverse hereof)


          HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), promises to pay to _______________, or registered assigns, the principal sum of _____________________ ($________________) on August 1, 2008.

   Interest Payment Dates:  February 1 and August 1, commencing February 1, 2003
   Regular Record Dates:               January 15 and July 15

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


Dated:

                              HARBORSIDE HEALTHCARE CORPORATION


                                By:  _______________________________________
                                     Name:
                                     Title:

                    TRUSTEE'S CERTIFICATE OF AUHENTICATION

          This is one of the Securities referred to in the within-mentioned Indenture.

                              UNITED STATES TRUST COMPANY
                              OF NEW YORK, as Trustee


                              By:  __________________________________________
                                          Authorized Signatory

                      [FORM OF REVERSE SIDE OF SECURITY]

                 11% Senior Subordinated Discount Note due 2008

1.   Interest
     --------

          HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above and shall pay Liquidated Damages, if any, payable pursuant to the relevant Registration Rights Agreement.

          The Company will pay interest and Liquidated Damages, if any, semiannually on August 1 and February 1 of each year commencing February 1, 2004; provided that no interest shall accrue on the principal amount of this
      --------
Security prior to August 1, 2003 (the "Full Accretion Date"), and no interest shall be paid on this Security prior to the Full Accretion Date except for Liquidated Damages, if any, payable pursuant to the relevant Registration Rights Agreement. The Holder of this Security is entitled to the benefit of such Registration Rights Agreement.

          Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.


2.   Method of Payment
     -----------------

          The Company will pay interest (except defaulted interest) on and Liquidated Damages, if any, in respect of the Securities to the Persons who are registered holders of Securities at the close of business on the January 15 or July 15 next preceding the interest payment date even if Securities are cancelled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money or by wire transfer of federal funds.


3.   Paying Agent and Registrar
     --------------------------

          Initially, UNITED STATES TRUST COMPANY OF NEW YORK (the "Trustee") will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to the Holders. The Company or any domestically organized Wholly Owned Restricted Subsidiary may act as Paying Agent, Registrar or co-registrar.

4.   Indenture
     ---------

          The Company issued the Securities under an Indenture dated as of July 31, 1998 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. (S)(S)
                                                              ------
77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

          The Securities are unsecured senior subordinated obligations of the Company. Subject to the conditions set forth in the Indenture, the Company may issue Additional Securities.

5.   Optional Redemption
     -------------------

          Except as set forth in the next two paragraphs, the Securities may not be redeemed at the Company's option prior to August 1, 2003. Thereafter, the Securities will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date (subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on August 1 of the years indicated below:

                       Redemption
Year                    Price
----                    -----
                        105.500%
2003                    103.667%
2004                    101.883%
2005                    100.000%
2006 and thereafter

          In addition, at any time and from time to time, prior to August 1, 2001, the Company may redeem up to 35% of the sum of (i) the aggregate principal amount at maturity of Securities and (ii) the aggregate principal amount at maturity of any Additional Securities at a redemption price of 111% of the Accreted Value thereof (determined at the redemption date) plus Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds received by the Company of a public offering of common stock of the Company, provided that at least 65% of the sum of (i) the aggregate principal amount at
--------
maturity of Securities and (ii) the aggregate principal amount at maturity of any Additional Securities remains outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption shall occur
                        --------  -------
within 60 days of the date of the closing of such public offering.

          At any time on or prior to August 1, 2003, the Securities may be redeemed as a whole but not in part at the option of the Company upon the occurrence of a Change of Control, upon not less than 30 nor more than 60 days' prior notice (but in no event may any such redemption occur more than 90 days after the occurrence of such Change of Control) mailed by first-class mail to each Holder's registered address, at a redemption price equal to 100% of the Accreted Value thereof (determined at the redemption date) plus the Applicable Premium and Liquidated Damages thereon, if any, to the redemption date (subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date).

6.   Special Mandatory Redemption
     ----------------------------

          In the event that the Merger is not consummated prior to the earlier to occur of (i) January 10, 1999 and (ii) if it appears, in the sole judgment of the Company, that the Merger shall not be consummated, the date on which notice of same is delivered by the Company to the Escrow Agent and the Trustee, the Company shall be required to redeem the Securities, in whole, on at least 15 days' prior written notice mailed by first class mail to each Holder's last address as it appears in the Securities Register, at a redemption price equal to 101% of the Accreted Value plus Liquidated Damages, if any, of the Securities on the date of repurchase to the redemption date.

7.   Notice of Redemption
     --------------------

          Notice of redemption will be mailed by first-class mail at least 30 days (or in the case of a Special Mandatory Redemption described in paragraph 6 hereof, 15 days) but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address all in accordance with the Indenture. If less than all of the Securities are to be redeemed at any time, selection of Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or, if the Securities are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided that no Securities in an aggregate principal
                      --------
amount at maturity of $1,000 or less shall be redeemed in part.

          If money sufficient to pay the redemption price of and accrued interest (if any) on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.


8.   Repurchase at the Option of the Holder
     --------------------------------------

          Upon a Change of Control, any Holder of Securities will have the right, subject to certain conditions set forth in the Indenture, to cause the Company to repurchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the aggregate principal amount of the Securities to be repurchased plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of repurchase) as provided in, and subject to the terms of, the Indenture.


9.   Subordination
     -------------

          The Securities are subordinated to Senior Debt of the Company, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt of the Company must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.


10.  Denominations; Transfer; Exchange
     ---------------------------------

          The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any registration of transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed or 15 days before an interest payment date.


11.  Persons Deemed Owners
     ---------------------

          The registered Holder of this Security may be treated as the owner of it for all purposes.


12.  Unclaimed Money
     ---------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13.  Discharge and Defeasance
     ------------------------

          Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.


14.  Amendment, Waiver
     -----------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any past default or noncompliance with any provision of the Indenture may be waived with the consent of the Holders of a majority in principal amount then outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities (provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code), to provide for the assumption of the Company's or any Guarantor's obligations to Holders of Securities in the case of a merger, consolidation or sale of assets, to release any Security Guarantee or collateral in accordance with the provisions of the Indenture or Pledge Agreement, as the case may be, to provide for additional Guarantors, to make any change that would provide any additional rights or benefits to the Holders of Securities or that, as determined by the Board of Directors in good faith, does not have a material adverse effect on the legal rights under this Indenture of any such Holder, to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA or to provide for the issuance of Additional Securities in compliance with Article II and Section 4.03 of the Indenture.


15.  Defaults and Remedies
     ---------------------

          Under the Indenture, an Event of Default occurs if: (i) the Company defaults in any payment of interest on, or Liquidated Damages with respect to, any Security when the same becomes due and payable, whether or not such payment shall be prohibited by Article X of the Indenture, and such default continues for a period of 30 days; (ii) the Company defaults in the payment of the principal of or premium, if any, on the Securities, whether or not such payment shall be prohibited by Article X of the Indenture; (iii) the Company fails to comply with other covenants and agreements in the Indenture, subject to applicable grace periods as set forth in the Indenture; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Debt of the Company or any Restricted Subsidiary that is a Significant Subsidiary occur if the amount accelerated (or so unpaid) exceeds $15,000,000; (v) certain events of bankruptcy, insolvency or reorganization with respect to the Company and any Restricted Subsidiary which is a Significant Subsidiary; (vi) certain judgments or decrees for the payment of money in excess of $15,000,000 against the Company or any Restricted Subsidiary that is a Significant Subsidiary; and (vii) except as is permitted by the Indenture, a Security Guarantee by a Guarantor that is a Significant Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid or shall for any reason cease to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, denies or disaffirms its obligations under the Indenture or its Security Guarantee. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal, premium, if any, or interest) if and so long as a committee of its trust officers in good faith determines that withholding notice is in the interest of the Holders.


16.  Trustee Dealings with the Company
     ---------------------------------

          Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.


17.  No Personal Liability of Directors, Officers, Employees and Stockholders
     ------------------------------------------------------------------------

          No director, officer, employee, incorporator, stockholder or Affiliate of the Company, as such, will have any liability for any obligations of the Company under the Securities, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. No director, officer, employee, incorporator, stockholder or Affiliate of any of the Guarantors, as such, will have any liability for any obligations of the Guarantors under the Security Guarantees, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities and Security Guarantees by accepting a Security and a Security Guarantee waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Securities and the Security Guarantees. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

18.  Governing Law
     -------------

          THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
          ----------------------------------------------------------------------
THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES
--------------------------------------------------------------------------------
OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER
-----------------------------------------------------------------------------
JURISDICTION WOULD BE REQUIRED THEREBY.
---------------------------------------


19.  Authentication
     --------------

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.


20.    Abbreviations
       -------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).


21.  CUSIP Numbers
     -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

22.  Guarantee
     ---------

          The Company's obligations under the Securities are guaranteed on a senior subordinated basis, jointly and severally, by the Guarantors.

          THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE SECURITYHOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS SECURITY IN LARGER TYPE. REQUESTS MAY BE MADE TO:

                       HARBORSIDE HEALTHCARE CORPORATION
                              470 ATLANTIC AVENUE
                          BOSTON, MASSACHUSETTS 02210

                      ATTENTION: CHIEF FINANCIAL OFFICER

                           [FORM OF TRANSFER NOTICE]


          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
----------------------------------

_________________________________________________________________________
Please print or typewrite name and address including zip code of assignee
_________________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________________ attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

                  [THE FOLLOWING PROVISION TO BE INCLUDED ON
                ALL SECURITIES OTHER THAN EXCHANGE SECURITIES,
                   UNLEGENDED OFFSHORE GLOBAL SECURITIES AND
                   UNLEGENDED OFFSHORE PHYSICAL SECURITIES]

          In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]
                                   ---------

[_] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

                                      or
                                      --

[_] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date:______________      _______________________________________________________
                         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:______________     _______________________________________________________
                         NOTICE:  To be executed by an executive officer

                      OPTION OF HOLDER TO ELECT PURCHASE


          If you want to elect to have this Security purchased by the Company pursuant to Section 4.06 or 4.08 of the Indenture, check the box:

     [_]  4.06 Asset Sale     [_]  4.08 Change of Control

          If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.06 or 4.08 of the Indenture, state the amount:
$__________.


Date: _______________    Your Signature: _____________________________________
                                         (Sign exactly as your name appears on
                                         the other side of the Security)


                                             __________________
                                             Tax I.D. number


Signature Guarantee: ______________________________________________
                     (Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

                                                                       EXHIBIT B
                                                                       ---------

                              FORM OF CERTIFICATE
                              -------------------

                                                                  ________, ____

UNITED STATES TRUST COMPANY OF NEW YORK
114 West 47/th/ Street
New York, New York 10036
Attention: Corporate Trust Administration

            Re:  Harborside Healthcare Corporation (the "Company")
        11% Senior Subordinated Securities due 2008 (the "Securities")
        --------------------------------------------------------------

Dear Sirs:

          This letter relates to U.S. $_______________ principal amount at maturity of Securities represented by a Security (the "Legended Security") which bears a legend outlining restrictions upon transfer of such Legended Security. Pursuant to Section 2.02 of the Indenture dated as of July 31, 1998 (the "Indenture") relating to the Securities, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount at maturity of Securities, all in the manner provided for in the Indenture.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                              Very truly yours,

                              [Name of Holder]


                              By:  _____________________________________________
                                   Authorized Signature

                                                                       EXHIBIT C
                                                                       ---------

                          [FORM OF CERTIFICATE TO BE
                         DELIVERED IN CONNECTION WITH
                  TRANSFERS TO NON-QIB ACCREDITED INVESTORS]

                                                                  ________, ____


UNITED STATES TRUST COMPANY OF NEW YORK
114 West 47/th/ Street
New York, New York 10036
Attention: Corporate Trust Administration

            Re:  Harborside Healthcare Corporation (the "Company")
        11% Senior Subordinated Securities due 2008 (the "Securities")
        --------------------------------------------------------------

Dear Sirs:

          In connection with our proposed purchase of $__________________ aggregate principal amount at maturity of the Securities, we confirm that:

          1. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture dated as of July 31, 1998 (the "Indenture") relating to the Securities and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with such restrictions and conditions and the Securities Act of 1933, amended (the "Securities Act").

          2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities within the time period referred to in Rule 144(k) of the Securities Act, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of an aggregate accreted value of Securities at the time of transfer of less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

          3. We understand that, on any proposed resale of any Securities, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Securities purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

               Very truly yours,

               [Name of Transferee]


               By:______________________________________________________________
                         Authorized Signature

                                                                       EXHIBIT D
                                                                       ---------

                    [FORM OF CERTIFICATE TO BE DELIVERED IN
              CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S]


                                                                  ________, 19__


UNITED STATES TRUST COMPANY OF NEW YORK
114 West 47/th/ Street
New York, New York 10036
Attention: Corporate Trust Administration

            Re:  Harborside Healthcare Corporation (the "Company")
        11% Senior Subordinated Securities due 2008 (the "Securities")
        --------------------------------------------------------------


Dear Sirs:

          In connection with our proposed sale of U.S.$__________________ aggregate principal amount at maturity of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933 and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                        Very truly yours,


                                        [Name of Transferor]


                                        By:_________________________
                                           Authorized Signature